UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ceridian HCM Holding Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CERIDIAN HCM HOLDING INC. (“CERIDIAN”) 2022 Annual Meeting Vote by May 2, 2022 10:59 PM CDT. For exchangeable shares held directly, vote by April 28, 2022 5:00 PM CDT. CERIDIAN HCM HOLDING INC. 3311 EAST OLD SHAKOPEE ROAD MINNEAPOLIS, MN 55425-1640 D70543-P64511 You invested in CERIDIAN HCM HOLDING INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 3, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 3, 2022 9:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/CDAY2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect four Class I directors to hold office until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal Nominees: 01) Brent B. Bickett 02) Ronald F. Clarke 03) Ganesh B. Rao04) Leagh E. Turner For 2. To approve, on a non-binding, advisory basis, the compensation of Ceridian’s named executive officers (commonly known as a “Say on Pay” vote) For 3. To ratify the appointment of KPMG LLP as Ceridian’s independent registered public accounting firm for the fiscal year ending December 31, 2022 For NOTE: Such other business properly brought before the annual meeting or any adjournment or postponement of the annual meeting may also be voted on as appropriate. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D70544-P64511